Dreyfus
General New York
Municipal
Money Market Fund
Annual Report


November 30, 1996

General New York Municipal Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
      We are pleased to provide you with this report on the General New York Municipal Money Market Fund. For its annual reporting period ended November 30, 1996, your Fund produced an annualized yield of 2.79% for Class A shares and 2.51% for Class B shares. Income dividends of approximately $.028 per share for Class A shares and $.025 per share for Class B shares were paid during the period. Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 2.83% for Class A shares and 2.54% for Class B shares.* These dividends were exempt from Federal, State of New York and New York City personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

ECONOMIC AND MARKET ENVIRONMENT
   The closing months of the period continued to show the economy downshifting to lower gear although the stage may be set for acceleration early in 1997. Real gross domestic product (GDP) rose 2.2% in the third quarter of 1996, down from 4.88% in the second, with forecasts calling for 2% growth in the fourth quarter. October industrial production fell 0.5%, more than expected, while a sharp dip in the length of the workweek in private employment and in orders reported by purchasers evinced waning economic strength. Housing indicators have also been edging lower of late, while retail sales rose only modestly in November. The good news for investors continued with November's election outcome, as reinforcement of the status quo postponed the prospect of action on controversial measures like taxes, the deficit, and health care reform--action that could spell market volatility. On the other hand, analysts point to growing consumer confidence, hearty income gains and a rebound in auto production schedules, as factors that could jump-start the economy in 1997.
   Meanwhile, inflation data suggested a continuation in the benign backdrop we have seen for many months. The core Consumer Price Index (CPI) rose only 0.2% in October, while price increases in producer goods remained virtually absent. Indeed, the Federal Reserve Board (the "Fed") took no action at its meeting in November, while its widely watched beige book survey of Federal Reserve banks around the country supported the view that monetary policy could remain on its present course for now. Although the market had not been convinced of this optimistic scenario in September--expecting an interest-rate hike that never came--most participants seemed to have adopted the positive inflation outlook by the end of the period. The inflation picture still bears watching, however, as some economists contend that the risk of inflation may increase with a pickup in the economy. Some suggest the Fed may choose to tighten rates slightly in early 1997 in anticipation of a stronger economy.
   In the money market nationwide, rates appeared to have stabilized toward the end of November. Earlier in the period, however, expectations for a Fed interest-rate hike led to somewhat higher yields and a somewhat more volatile rate environment. Yields had been inching up since March, when the first robust employment growth figures of 1996 were announced.
   On a state level, New York leads the nation in tax cuts, having reduced personal income taxes for the year 1996 by $1.8 billion--more than the combined cuts for the remaining 49 states. Additionally, it is expected that the third phase of the tax cut will take place three months earlier in 1997 than was scheduled, aided by the State's current budget surplus of approximately $250 million.

PORTFOLIO OVERVIEW
   There are times in the municipal money market when the execution of portfolio strategy is hindered to some degree by a lack of available supply. Oftentimes, the attempt to extend a fund's average maturity could be thwarted by a dearth of high quality, short-term investments. These supply conditions can change substantially and often during the course of one calendar year. One example of a seasonal period of available supply is during the summer months, when many issuers look to the municipal note market to meet their short-term financing needs. This year, the increased supply coincided well with our efforts to increase your Fund's average maturity in anticipation of a decline in note yields. While the lack of New York note supply, at times, postponed our strategy, we were able to lock in some attractive rates in the six-month to one-year range. This extension is designed to potentially benefit your Fund's performance in early 1997 as yields on much shorter instruments historically have dropped significantly in the first few weeks of the year. We will continue to monitor the market to adjust our strategy to any unexpected changes as we seek out high quality issues that provide an appropriate balance between both income and liquidity guidelines.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.


                                        Very truly yours,



                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation

December 15, 1996
New York, N.Y.

*Annualized   effective  yield  is  based  upon  dividends  declared  daily  and reinvested monthly.

General New York Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                             November 30, 1996

                                                                                Principal
Tax Exempt Investments--100.0%                                                   Amount               Value
--------------------------------------------------------------------------     ------------        ------------
New York--99.0%
Buffalo, RAN 4.215%, 7/15/97 (LOC; Landesbank Hessen) (a)....................   $ 16,000,000       $ 16,063,205
East Northport Union Free School District, TAN 4.50%, 6/30/97................     10,400,000         10,432,379
Erie County Water Authority, Water Revenue, VRDN 3.35%, Series A
   (Insured; AMBAC and Liquidity Facility; National Bank of Australia) (b)...      9,000,000          9,000,000
Half Hallow Hills Central School District, TAN
   (Huntington and Babylon) 4.25%, 6/27/97...................................     13,050,000         13,071,421
Town of Islip Industrial Development Agency, IDR, VRDN
   (Brentwood Distribution Project) 3.45% (LOC; Bankers Trust) (a,b).........      1,000,000          1,000,000
Metropolitan Transport Authority:
   Commuter Facilities Revenue, VRDN 3.55% (LOC: Bank of Tokyo-Mitsubishi,
     Industrial Bank of Japan, Morgan Trust Guaranty Trust Co.,
     National Westminster Bank and Sumitomo Bank) (a,b)......................     27,700,000         27,700,000
   RAN 4.25%, Series A, 12/12/96.............................................      8,500,000          8,501,524
New York City:
   CP:
     3.55%, 12/6/96..........................................................     11,000,000         11,000,000
     3.55%, Series B-9, 12/6/96..............................................     11,000,000         11,000,000
   RAN 4.50%, Series B, 6/30/97 (LOC: Bank of Nova Scotia,
     Canadian Imperial Bank of Commerce and Commerz Bank) (a)................     16,000,000         16,063,027
   TAN 4.50%, Series A, 2/12/97..............................................     28,500,000         28,539,903
   VRDN:
     3.50%, Series A-6 (LOC; Landesbank Hessen) (a,b)........................     10,000,000         10,000,000
     4%, Series B (Insured; MBIA and SBPA; Rabobank) (b).....................      5,300,000          5,300,000
     4%, Series E-2 (LOC; Morgan Guaranty Trust Co.) (a,b)...................      5,700,000          5,700,000
     4%, Series E-5 (LOC; Morgan Guaranty Trust Co.) (a,b)...................      7,900,000          7,900,000
     4.05%, Series A-4  (SBPA; Chase Manhattan Bank) (b).....................     10,200,000         10,200,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
   (Multi-Family-York Avenue Development Project) 3.50% (LOC; Midland Bank) (a,b)  8,000,000          8,000,000
   (Park Gate Tower) 3.40% (LOC; Citibank) (a,b).............................      2,405,000          2,405,000
   (Residential East 17th Street) 3.10%, Series A (LOC; Chase Manhattan
     Bank) (a,b).............................................................      8,000,000          8,000,000
New York City Industrial Development Agency, VRDN:
   Civil Facility Revenue (Children's Oncology Society/ Ronald McDonald House)
     3.40% (LOC; Barclays Bank) (a,b)........................................      3,000,000          3,000,000
   IDR:
     3.60%, Series E (LOC; ABN-Amro Bank) (a,b)..............................        850,000            850,000
     (LaGuardia Association Project) 3.50% (LOC; Banque Indosuez) (a,b)......      8,900,000          8,900,000
New York State, CP
   3.55%, Series S, 2/12/97
     (Revolving Credit Agreement; Westdeutsche Landesbank)...................     27,000,000         27,000,000
New York State Dormitory Authority, Revenues, VRDN
   (Oxford University Press Inc.) 4.05% (LOC; Wachovia Bank of North
     Carolina) (a,b).........................................................      5,000,000          5,000,000
New York State Energy, Research and Development Authority:
   Electric Facilities Revenue, VRDN (LILCO Project)
     3.50%, Series B (LOC; Toronto-Dominion Bank) (a,b)......................      8,000,000          8,000,000
   PCR:
     Bonds
       (New York State Electric and Gas Corp.)
       3.65%, Series D, 12/1/96 (LOC; Union Bank of Switzerland) (a).........     14,615,000         14,615,000



General New York Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                        November 30, 1996
                                                                                 Principal
Tax Exempt Investments (continued)                                                 Amount              Value
--------------------------------------------------------------------------     ------------        ------------
New York State Energy, Research and Development Authority (continued):
   PCR (continued):
     VRDN:
       (Central Hudson Gas and Electric Project)
         3.30%, Series A (LOC; Union Bank of Switzerland) (a,b)..............    $ 7,800,000        $ 7,800,000
       (Niagara Mohawk Power Corp.):
         4.05%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)..............      6,500,000          6,500,000
         4.05%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)..............     10,000,000         10,000,000
New York State Local Government Assistance Corporation, VRDN
   3.30%, Series B (LOC; Credit Suisse) (a,b)................................     41,900,000         41,900,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN
   (Pooled Equipment Loan Program):
     3.40%, Series I (LOC; Chase Manhattan Bank) (a,b).......................      8,500,000          8,500,000
     3.40%, Series II (LOC; Chemical Bank) (a,b).............................     17,500,000         17,500,000
New York State Power Authority:
   CP 3.60%, 2/7/96 (LOC: Bank of America, The Bank of New York,
     Bank of Nova Scotia, Bank of Tokyo-Mitsubishi, Chase Manhattan Bank,
     Citibank, Industrial Bank of Japan and Sanwa Bank) (a)..................     18,000,000         18,000,000
   Revenue, General Purpose Junior Lien
     3.70%, 3/1/97 (Liquidity Facility: Bank of America, Bank of Tokyo-Mitsubishi,
     Morgan Guaranty Trust Co. and Sumitomo Bank)............................     11,500,000         11,500,000
North Hempstead Solid Waste Management Authority,
   Solid Waste Management Revenue, Refunding, VRDN
   3.45%, Series A (LOC; National Westminster Bank) (a,b)....................      3,750,000          3,750,000
Onondaga County Industrial Development Agency, IDR, VRDN
   (Edgecomb Metals Co. Project) 3.45% (LOC; Banque Nationale de Paris) (a,b)      2,000,000          2,000,000
Patchogue-Medford Union Free School District, TAN 4.50%, 6/26/97.............     10,000,000         10,032,914
Port Authority of New York and New Jersey,  Special  Obligation  Revenue,  VRDN,
   Versatile Structure:
     4.10%, Series 4 (LOC; Landesbank Hessen) (a,b)..........................      4,000,000          4,000,000
     4.15%, Series 1 (LOC: Bank of Tokyo-Mitsubishi,
       Sanwa Bank and Sumitomo Bank) (a,b)...................................      5,000,000          5,000,000
Rochester, BAN:
   3.75%, Series I, 3/11/97..................................................     24,000,000         24,022,169
   4.25%, Series III, 10/30/97...............................................     15,000,000         15,059,419
Sachem Central School District, TAN 4.50%, 6/26/97...........................      7,000,000          7,020,990
Three Village Central School District, TAN 4.25%, 6/30/97....................      9,500,000          9,515,855
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
   3.50% (Insured; FGIC) (b).................................................     25,900,000         25,900,000
Westchester County, TAN 3.75%, 12/11/96......................................     12,000,000         12,002,085
Yonkers Industrial Development Authority, Civic Revenue, Consumers Union
   Facilities, VRDN 3.40% (Insured; AMBAC and Liquidity Facility; Credit Local
   de France) (b)............................................................      3,400,000          3,400,000
U.S. Related--1.0%
Commonwealth of Puerto Rico Government Development Bank, Refunding, CP
   3.60%, 12/5/96............................................................      5,000,000          5,000,000
                                                                                                   ------------
TOTAL INVESTMENTS
   (cost $525,643,558).......................................................                      $525,644,891
                                                                                                   ============

General New York Municipal Money Market Fund
-----------------------------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BAN        Bond Anticipation Notes                                       Insurance Corporation
CP         Commercial Paper                                 PCR        Pollution Control Revenue
FGIC       Financial Guaranty Insurance Company             RAN        Revenue Anticipation Notes
IDR        Industrial Development Revenue                   SBPA       Standby Bond Purchase Agreement
LOC        Letter of Credit                                 TAN        Tax Anticipation Notes
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------


Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1(d)              SP1+/SP1, A1+/A1(d)               92.2%
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                         3.2
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                      4.6
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
-----------------------------------------------------------------------------
(a) Secured by letters of credit. At November 30, 1996, 49.3% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities  which,  while not rated by Fitch,  Moody's or Standard &
    Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

General New York Municipal Money Market Fund
------------------------------------------------------------
Statement of Assets and Liabilities        November 30, 1996


                                                                                                  Cost              Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $525,643,558     $525,644,891
                              Cash.............................................                                    4,505,361
                              Receivable for investment securities sold........                                   10,000,929
                              Interest receivable..............................                                    3,972,387
                              Prepaid expenses.................................                                       11,300
                                                                                                                -------------
                                                                                                                 544,134,868
                                                                                                                -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      214,232
                              Due to Distributor...............................                                       14,535
                              Accrued expenses.................................                                      170,210
                                                                                                                -------------
                                                                                                                     398,977
                                                                                                                -------------


NET ASSETS.....................................................................                                 $543,735,891
                                                                                                                =============


REPRESENTED BY:               Paid-in capital..................................                                 $543,802,051
                              Accumulated net realized gain (loss) on investments                                    (67,493)
                              Accumulated gross unrealized appreciation
                                (depreciation) on investments..................                                        1,333
                                                                                                                -------------


NET ASSETS.....................................................................                                 $543,735,891
                                                                                                                =============

                              NET ASSET VALUE PER SHARE
                              -------------------------

                                                                                                  Class A         Class B
                                                                                               ------------     ------------
Net Assets.....................................................................                $507,537,364     $36,198,527
Shares Outstanding.............................................................                 507,603,524      36,198,527
                                                                                               ------------     ------------


NET ASSET VALUE PERSHARE.......................................................                       $1.00           $1.00
                                                                                                      ------          -----
                                                                                                      ------          -----




                       See notes to financial statements.

General New York Municipal Money Market Fund
----------------------------------------------------------------
Statement of Operations           Year Ended November 30, 1996


INVESTMENT INCOME

INCOME                        Interest Income.................................                                  $20,553,409


EXPENSES:                     Management fee--Note 2(a).........................          $2,945,127
                              Shareholder servicing costs--Note 2(c)............             954,898
                              Custodian fees..................................                56,169
                              Professional fees...............................                53,120
                              Distribution fees (Class B)--Note 2(b)...........               50,576
                              Registration fees................................               26,839
                              Trustees' fees and expenses--Note 2(d)............              25,976
                              Prospectus and shareholders' reports.............               19,703
                              Miscellaneous....................................               18,436
                                                                                          -----------
                                   Total Expenses..............................            4,150,844
                              Less--reduction in shareholder servicing costs due to
                                undertaking--Note 2(c).........................              (40,347)
                                                                                          -----------
                                   Net Expenses................................                                     4,110,497
                                                                                                                 ------------



INVESTMENT INCOME--NET..........................................................                                   16,442,912



NET UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)............................                                        1,333
                                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                                  $16,444,245
                                                                                                                 ============







                       See notes to financial statements.

General New York Municipal Money Market Fund
--------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                              Year Ended          Year Ended
                                                                                           November 30, 1996   November 30, 1995
                                                                                         -------------------- ------------------
OPERATIONS:
  Investment income--net...............................................                     $   16,442,912     $   21,275,753
  Net realized gain (loss) on investments..............................                            --                 (18,598)
  Net unrealized appreciation (depreciation) on investments............                              1,333             --
                                                                                          -----------------    ---------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                         16,444,245         21,257,155
                                                                                          -----------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares.....................................................                        (15,817,725)       (21,275,573)
    Class B shares.....................................................                           (625,187)            --
                                                                                          -----------------    ---------------

      Total Dividends..................................................                        (16,442,912)       (21,275,753)
                                                                                          -----------------    ---------------

BENEFICIALINTEREST TRANSACTIONS($1.00 per share): Net proceeds from shares sold:
    Class A shares.....................................................                      1,178,019,825      1,207,959,406
    Class B shares.....................................................                         92,365,836                101
  Dividends reinvested:
    Class A shares.....................................................                         15,007,966         20,215,913
    Class B shares.....................................................                            625,187             --
  Cost of shares redeemed:
    Class A shares.....................................................                     (1,321,504,908)    (1,282,061,656)
    Class B shares.....................................................                        (56,792,597)            --
                                                                                          -----------------    ---------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  (92,278,691)       (53,886,236)
                                                                                          -----------------    ---------------

        Total Increase (Decrease) in Net Assets........................                        (92,277,358)       (53,904,834)

NET ASSETS:
  Beginning of Period..................................................                        636,013,249        689,918,083
                                                                                          -----------------    ---------------
  End of Period........................................................                   $    543,735,891    $   636,013,249
                                                                                          -----------------    ---------------
                                                                                          -----------------    ---------------





                       See notes to financial statements.

General New York Municipal Money Market Fund
--------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.

                                                                              Class A Shares
                                                          ----------------------------------------------------
                                                                          Year Ended November 30,
                                                          ----------------------------------------------------
PER SHARE DATA:                                            1996        1995        1994       1993       1992
                                                          ------      ------      ------     ------     ------
   Net asset value, beginning of period........           $1.00       $1.00       $1.00      $1.00       $1.00
                                                         ------      ------      ------     ------      ------
   Investment Operations:
   Investment income--net......................            .028        .032        .023       .020        .028
                                                         ------      ------      ------     ------      ------
   Distributions:
   Dividends from investment income--net.......           (.028)      (.032)      (.023)     (.020)      (.028)
                                                         ------      ------      ------     ------      ------
   Net asset value, end of period..............           $1.00       $1.00       $1.00      $1.00       $1.00
                                                         ======      ======      ======     ======      ======
TOTAL INVESTMENT RETURN........................            2.84%       3.28%       2.34%      2.00%       2.78%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.....             .68%       .58%         .34%        .32%       .25%
   Ratio of net investment income
      to average net assets....................            2.80%      3.23%        2.33%       1.98%      2.99%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.......             --         .05%         .32%        .35%       .38%
   Net Assets, end of period (000's Omitted)...        $507,537   $636,013     $689,918    $612,441   $630,899




                       See notes to financial statements.

General New York Municipal Money Market Fund
-------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                        Class B Shares
                                                                                   -------------------------
                                                                                    Year Ended November 30,
                                                                                   -------------------------


PER SHARE DATA:                                                                      1996            1995(1)
                                                                                   -------          -------

   Net asset value, beginning of period....................................         $1.00             $1.00
                                                                                   -------          -------
   Investment Operations:
   Investment income--net...................................................         .025              .006
                                                                                   -------          -------
   Distributions:
   Dividends from investment income--net....................................        (.025)            (.006)
                                                                                   -------          -------
   Net asset value, end of period..........................................         $1.00             $1.00
                                                                                   =======          =======
TOTAL INVESTMENT RETURN....................................................          2.55%             2.82%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................................           .95%             1.04%(2)
   Ratio of net investment income
      to average net assets................................................          2.47%             3.64%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager...................................           .16%              --
   Net Assets, end of period (000's Omitted)...............................       $36,199              --


--------------------------------------------------------------------------------
(1) From September 8, 1995 (commencement of initial offering) to November 30, 1995.
(2) Annualized.





                       See notes to financial statements.

General New York Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   General New York Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A and Class B. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by service agents at an annual rate of .05% of the value of the average daily net assets of Class B.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $67,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $9,000 of the carryover expires in fiscal 1998, $40,000 expires in fiscal 2002 and $18,000 expires in fiscal 2003.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

General New York Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the average value of the Fund's net assets for any full fiscal year, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no reimbursement during the period ended November 30, 1996.
   (b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund directly bears the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing the Fund's Class B shares at an aggregate annual rate of .20 of 1% of the value of the average daily net assets of Class B. During the period ended November 30, 1996, $50,576 was charged to the Fund pursuant to the Class B Distribution Plan.
   (c) Pursuant to the Fund's Shareholder Services Plan, with respect to Class A ("Class A Shareholder Services Plan"), the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets of Class A for certain allocated expenses for providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $517,109 pursuant to the Class A Shareholder Services Plan.
   Pursuant to the Fund's Shareholder Services Plan, with respect to Class B ("Class B Shareholder Services Plan"), the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of their services. The Distributor determines the amounts to be paid to Service Agents.
   The Manager has undertaken, through March 31, 1997, that if the aggregate expenses of Class B of the Fund, (excluding certain expenses as described above) exceed .95 of 1% of the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the Fund under the Class B Shareholder Services Plan relating to Class B to the extent of any excess expense and up to the full fee payable under such Plan. During the period ended November 30, 1996, $75,863 was charged to the Fund pursuant to the Class BShareholder Services Plan, of which $40,347 was reimbursed by the Manager.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $172,569 during the period ended November 30, 1996.
   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

General New York Municipal Money Market Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
General New York Municipal Money Market Fund

  We have audited the accompanying statement of assets and liabilities of General New York Municipal Money Market Fund, including the statement of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Money Market Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                  Ernst & Young LLP



New York, New York
January 3, 1997

General New York Municipal Money Market Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)


  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

General New York
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                 574/700AR9611